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                                                                    Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 1 to Registration Statement No. 333-114093 of Taleo Corporation on Form S-1 of our report dated March 31, 2004, appearing in the Prospectus, which is part of this Registration Statement and to the reference to us under the heading "Experts" in such Prospectus.


/s/ Deloitte & Touche LLP



Boston, Massachusetts
May 13, 2004